EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 31, 2001, incorporated by reference in Snap-on Incorporated's Form 10-K for the fiscal year ended December 30, 2000 and to all references to our Firm included in this registration statement.


                                        /s/ Arthur Andersen LLP
                                        ARTHUR ANDERSEN LLP

Chicago, Illinois
June 1, 2001